U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 30, 2017

CARDINAL ENERGY GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-53923	26-0703223
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

500 Chestnut Street, Suite 1615 Abilene, TX	79602
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code: (325)-762-2112

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 30, 2017, Cardinal Energy Group, Inc. (the “Company”) filed with the Nevada Secretary of State an amendment to the Certificate of Designation for the Company’s Series A Preferred Stock via an Amended and Restated Certificate of Designation of Series A Preferred Stock (the “Amendment”) pursuant to which (i) the number of shares of authorized Series A Preferred Stock was increased from 1,000,000 shares to 10,000,000 shares, (ii) the capital raise required by the Company prior to the Series A Preferred Stock being automatically converted was increased from $5,000,000 to $10,000,000; (iii) the percentage of common stock of the Company, par value $0.00001 per share (the “Common Stock”) into which the Series A Preferred Stock is convertible was reduced from 15% to 10% and (iv) the time in which the Series A Preferred Stock can be converted was changed from being at any time during the three years after issuance to any time from the date that is six months after issuance until three years after issuance. The Amendment is attached hereto as Exhibit 3.1(a).

Also on March 30, 2017, the Company filed three additional Certificates of Designation with the Nevada Secretary of State to designate (i) the Series B Preferred Stock; (ii) the Series C Preferred Stock; and (iii) the Series D Preferred Stock, in each case of the Company.

Series B Preferred Stock

There are 1,000,000 shares of Series B Preferred Stock authorized. No dividends are payable on the shares of Series B Preferred Stock. The Series B Preferred Stock has no right to vote on any matter submitted to the shareholders of the Company for a vote, provided, however, that as long as any shares of Series B Preferred Stock are outstanding, the vote of at least 51% of the then-outstanding shares of the Series B Preferred Stock is required to (a) alter or change adversely the powers, preferences or rights given to the Series B Preferred Stock or to amend the Certificate of Designation for the Series B Preferred Stock, (b) amend the Articles of Incorporation of the Company (the “Articles”) or other charter documents in any manner that adversely affects any rights of the holders of the Series B Preferred Stock, (c) increase the number of authorized shares of Series B Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

All of the shares of Series B Preferred Stock issued and outstanding at any time are convertible from time to time at the option of each holder thereof, at any time from six months after the date of issuance of the applicable shares of Series B Preferred Stock until the three year anniversary thereof, for no consideration to be paid, into shares of Common Stock equal to 10% of the issued and outstanding shares of Common Stock as of the date of conversion, with any debt or equity of the Company that is convertible into shares of Common Stock being included in such calculation on an as-converted basis, with any other any debt or equity of the Corporation which is convertible into a percentage of the Common Stock being deemed converted immediately prior to the conversion of the Series B Preferred Stock, with each share of Series B Preferred Stock being convertible into a pro-rata portion of the total 10% of Common Stock.

All shares of Series B Preferred Stock will be automatically converted into Common Stock on the date that is six months after the Company has completed one or more raises of capital following the date that the Certificate of Designation was filed with the Secretary of State of the State of Nevada (through the issuance of any equity securities of the Company) which collectively result in total capital raised and received by the Company of at least $10,000,000.

The conversion of the Series B Preferred Stock is subject to a limitation that the holder does not have the right to convert any portion of the Series B Preferred Stock to the extent that after giving effect to such conversion, the holder (together with the holder’s affiliates and any persons acting as a group together with such parties) would beneficially own in excess of the 4.99% of the Common Stock, provided, however, that this limitation may be waived by the holder.

Series C Preferred Stock

There are 4,500,000 shares of Series C Preferred Stock authorized. The Series C Preferred Stock has a “Stated Value” of $1.00 per share. Each share of Series C Preferred Stock is entitled to receive an annual dividend, payable semi-annually in arrears, in an amount equal to 10% of the Stated Value, prior and in preference to any declaration or payment of any dividend on the Common Stock (the “Series C Dividend”). The Series C Dividend is cumulative and may be paid or accrued by the Company, in its sole discretion. Any holder of the Series C Preferred Stock may elect to have all accrued but unpaid Series C Dividends be paid to them in cash prior to any conversion of the applicable shares of Series C Preferred Stock, as discussed below. At the option of the Company, the Series C Dividend may be deferred until the expiration of the 36-month period commencing on the issuance date of the applicable share(s) of Series C Preferred Stock, at which time all accrued but unpaid Dividends on such shares will be paid on a cumulative basis.

The Series C Preferred Stock has no right to vote on any matter submitted to the shareholders of the Company for a vote, provided, however, that as long as any shares of Series C Preferred Stock are outstanding, the vote of at least 51% of the then-outstanding shares of the Series C Preferred Stock is required to (a) alter or change adversely the powers, preferences or rights given to the Series C Preferred Stock or to amend the Certificate of Designation for the Series C Preferred Stock, (b) amend the Articles or other charter documents in any manner that adversely affects any rights of the holders of the Series C Preferred Stock, (c) increase the number of authorized shares of Series C Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

All of the shares of Series C Preferred Stock issued and outstanding at any time are convertible from time to time at the option of each holder thereof, at any time from six months after the date of issuance of the applicable shares of Series C Preferred Stock until the three year anniversary thereof, for no consideration to be paid, into shares of Common Stock equal to 10% of the issued and outstanding shares of Common Stock as of the date of conversion, with any debt or equity of the Company that is convertible into shares of Common Stock being included in such calculation on an as-converted basis, with any other any debt or equity of the Corporation which is convertible into a percentage of the Common Stock being deemed converted immediately prior to the conversion of the Series C Preferred Stock, with each share of Series C Preferred Stock being convertible into a pro-rata portion of the total 10% of Common Stock.

The conversion of the Series C Preferred Stock is subject to a limitation that the holder does not have the right to convert any portion of the Series C Preferred Stock to the extent that after giving effect to such conversion, the holder (together with the holder’s affiliates and any persons acting as a group together with such parties) would beneficially own in excess of the 4.99% of the Common Stock, provided, however, that this limitation may be waived by the holder.

At any time that is six months following the earlier of (i) the date that the Company has completed one or more raises of capital following the date of issuance of the applicable shares of Series C Preferred Stock (through the issuance of any equity securities of the Company) which collectively result in total capital raised and received by the Company of at least $10,000,000 and (ii) the date that the Company’s securities have been listed for trading on the New York Stock Exchange or the NASDAQ exchange, the Company has the right to require the holders of the Series C Preferred Stock to elect to either (A) convert their shares of Series C Preferred Stock into shares of Common Stock, or (B) cause the Company to redeem such holder’s shares of Series C Preferred Stock (and if the holder does not make an election then option (A) is deemed to be elected). The redemption price per share is the Stated Value increased by 10% for each full year from the issuance date to the date of redemption (and a proportionate amount of 10% for any partial years).

Series D Preferred Stock

There are 4,600,000 shares of Series D Preferred Stock authorized. The Series D Preferred Stock has a “Stated Value” of $1.00 per share. Each share of Series D Preferred Stock is entitled to receive an annual dividend, payable semi-annually in arrears, in an amount equal to 5% of the Stated Value, prior and in preference to any declaration or payment of any dividend on the Common Stock (the “Series D Dividend”). The Series D Dividend is cumulative and may be paid or accrued by the Company, in its sole discretion. Any holder of the Series D Preferred Stock may elect to have all accrued but unpaid Series D Dividends be paid to them in cash prior to any conversion of the applicable shares of Series D Preferred Stock, as discussed below. At the option of the Company, the Series D Dividend may be deferred until the expiration of the 36-month period commencing on the issuance date of the applicable share(s) of Series D Preferred Stock, at which time all accrued but unpaid Series D Dividends on such shares will be paid on a cumulative basis.

The Series D Preferred Stock has no right to vote on any matter submitted to the shareholders of the Company for a vote, provided, however, that as long as any shares of Series D Preferred Stock are outstanding, the vote of at least 51% of the then-outstanding shares of the Series D Preferred Stock is required to (a) alter or change adversely the powers, preferences or rights given to the Series D Preferred Stock or to amend the Certificate of Designation for the Series D Preferred Stock, (b) amend the Articles or other charter documents in any manner that adversely affects any rights of the holders of the Series D Preferred Stock, (c) increase the number of authorized shares of Series D Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

All of the shares of Series D Preferred Stock issued and outstanding at any time are convertible from time to time at the option of each holder thereof, at any time from six months after the date of issuance of the applicable shares of Series D Preferred Stock until the three year anniversary thereof, for no consideration to be paid, into shares of Common Stock equal to 55% of the issued and outstanding shares of Common Stock as of the date of conversion, with any debt or equity of the Company that is convertible into shares of Common Stock being included in such calculation on an as-converted basis, with any other any debt or equity of the Corporation which is convertible into a percentage of the Common Stock being deemed converted immediately prior to the conversion of the Series D Preferred Stock, with each share of Series D Preferred Stock being convertible into a pro-rata portion of the total 55% of Common Stock.

The conversion of the Series D Preferred Stock is subject to a limitation that the holder does not have the right to convert any portion of the Series D Preferred Stock to the extent that after giving effect to such conversion, the holder (together with the holder’s affiliates and any persons acting as a group together with such parties) would beneficially own in excess of the 4.99% of the Common Stock, provided, however, that this limitation may be waived by the holder.

At any time that is six months following the earlier of (i) the date that the Company has completed one or more raises of capital following the date of issuance of the applicable shares of Series D Preferred Stock (through the issuance of any equity securities of the Company) which collectively result in total capital raised and received by the Company of at least $10,000,000 and (ii) the date that the Company’s securities have been listed for trading on the New York Stock Exchange or the NASDAQ exchange, the Company has the right to require the holders of the Series D Preferred Stock to elect to either (A) convert their shares of Series D Preferred Stock into shares of Common Stock, or (B) cause the Company to redeem such holder’s shares of Series D Preferred Stock (and if the holder does not make an election then option (A) is deemed to be elected). The redemption price per share is the Stated Value plus any accrued and unpaid Series D Dividends.

The descriptions of the terms and conditions of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock set forth herein are qualified in their entirety to the text of the respective Certificates of Designation as attached hereto as Exhibits 3.1(a), 3.1(b), 3.1(c) and 3.1(d), respectively.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
3.1(a)	Amended and Restated Certificate of Designation of Series A Preferred Stock
3.1(b)	Certificate of Designation of Series B Preferred Stock
3.1(c)	Certificate of Designation of Series C Preferred Stock
3.1(d)	Certificate of Designation of Series D Preferred Stock

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CARDINAL ENERGY GROUP, INC.

Dated: March 31, 2017	By:	/s/ Timothy W. Crawford

EXHIBIT INDEX

Number	Description
3.1(a)	Amended and Restated Certificate of Designation of Series A Preferred Stock
3.1(b)	Certificate of Designation of Series B Preferred Stock
3.1(c)	Certificate of Designation of Series C Preferred Stock
3.1(d)	Certificate of Designation of Series D Preferred Stock